Exhibit 32.2

HOUSE OF TAYLOR JEWELRY, INC.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with the Quarterly Report of House of Taylor Jewelry, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pauline Schneider, Chief Financial Officer (since October 17, 2005) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2005

/s/ Pauline Schneider

Pauline Schneider

Chief Financial Officer (Principal Accounting Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO HOUSE OF TAYLOR JEWELRY, INC AND SUBSIDIARIES AND WILL E RETAINED BY HOUSE OF TAYLOR JEWELRY, INC. AND SUBSIDIARIES AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.